                                                                   Exhibit 99.86

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 12
SERVICER REPORT DATE 11-Sep-02                               Beginning: 1-Aug-02
DISTRIBUTION DATE: 16-Sep-02                                   Ending: 31-Aug-02
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   BEG PRINCIPAL     BEG PRINCIPAL       PRINCIPAL        INTEREST         TOTAL         END PRINCIPAL
                      BALANCE           BALANCE        DISTRIBUTION     DISTRIBUTION    DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES   $210,000,000.00   $          0.00              --    $        0.00               --   $          0.00
CLASS A-2 NOTES   $210,000,000.00   $ 97,438,750.22   $24,975,624.77   $  246,032.84   $25,221,657.61   $ 72,463,125.45
CLASS A-3 NOTES   $267,000,000.00   $267,000,000.00   $         0.00   $  836,600.00   $   836,600.00   $267,000,000.00
CLASS A-4 NOTES   $163,000,000.00   $163,000,000.00   $         0.00   $  586,800.00       586,800.00   $163,000,000.00
-----------------------------------------------------------------------------------------------------------------------
  NOTE TOTALS     $691,731,000.00   $527,438,750.22   $24,975,624.77   $1,669,432.84   $26,645,057.61   $502,463,125.45
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                  FACTOR INFORMATION PER $1,000

                    PRINCIPAL      INTEREST      END PRINCIPAL
                  DISTRIBUTION   DISTRIBUTION       BALANCE
--------------------------------------------------------------
CLASS A-1 NOTES             --             --               --
CLASS A-2 NOTES   118.93154652     1.17158497     345.06250214
CLASS A-3 NOTES             --     3.13333333   1,000.00000000
CLASS A-4 NOTES             --     3.60000000   1,000.00000000
--------------------------------------------------------------
  NOTE TOTALS     118.93154652     7.90491831   2,345.06250214
--------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS
--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 12
SERVICER RPT DATE: 11-Sep-02                                 BEGINNING: 1-Aug-02
DISTRIBUTION DATE: 16-Sep-02                                   ENDING: 31-Aug-02
--------------------------------------------------------------------------------

   I. Note Distributable Amounts

                                                                 $          --

               Principal        Interest          Total       Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
            -----------------------------------------------------------------------------------------------------------------
CLASS A-1   $           --   $          --   $           --      $          --         $         --        $             --
CLASS A-2   $24,975,624.77   $  246,032.84   $25,221,657.61      $118.93154652         $ 1.17158497        $   120.10313150
CLASS A-3   $           --   $  836,600.00   $   836,600.00      $          --         $ 3.13333333        $     3.13333333
CLASS A-4   $           --   $  586,800.00   $   586,800.00      $          --         $ 3.60000000        $     3.60000000
            -----------------------------------------------------------------------------------------------------------------
  TOTAL     $24,975,624.77   $1,669,432.84   $26,645,057.61      $118.93154652         $ 7.90491831        $   126.83646483

  II. Pool Balance at the end of the Collection Period
      Initial Outstanding Pool Balance                                                                     $ 536,024,603.53
      Subsequent Contracts Transferred                                                                     $             --
      Total Monthly Principal Amounts                                                                        (24,975,624.77)
                                                                                                           ----------------
      Ending Balance                                                                                       $ 511,048,978.76

 III. Insurance Premium                                                                                    $      62,808.00

  IV. Spread Account Balance
           (A) Balance after Deposits/Withdrawals for prior Distribution Date                              $  10,720,492.07
           (B) Balance after Deposits/Withdrawals for current Distribution Date                            $  12,494,968.06

   V. Spread Account Required Amount                                                                       $  10,220,979.58

  VI. Spread Account Withdrawals
           (A) Withdrawal to make required payments under 4.03                                             $              0
           (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                     $              0

 VII. Prefunding Account Balance
           (A) Balance after Deposits/Withdrawals at Closing                                               $             --
           (B) Balance after Deposits/Withdrawals for current Distribution Date                            $             --

VIII. Servicing Fee                                                                                              567,151.39

  IX. Owner Trustee Fees not paid by Servicer or from Available Funds                                      $              0

   X. Indenture Trustee Fees not paid by Servicer or from Available Funds                                  $              0

  XI. Available Funds                                                                                      $  29,034,799.18

 XII. Insured Payment (if any)                                                                             $              0

XIII. Note Principal and Interest Carryover Shortfalls

                 Note Principal             Note Interest
               Carryover Shortfall        Carryover Shortfall                   Total
-------------------------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                          $0.00
CLASS A-2             $0.00                      $0.00                          $0.00
CLASS A-3             $0.00                      $0.00                          $0.00
CLASS A-4             $0.00                      $0.00                          $0.00
-------------------------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                          $0.00

 XIV. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

            Current Distribution Date   Prior Distribution Date
                  Note Principal            Note Principal                 Change in Note
               Carryover Shortfall        Carryover Shortfall       Principal Carryover Shortfall
-------------------------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                          $0.00
CLASS A-2             $0.00                      $0.00                          $0.00
CLASS A-3             $0.00                      $0.00                          $0.00
CLASS A-4             $0.00                      $0.00                          $0.00
-------------------------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                          $0.00

             Prior Distribution Date    Current Distribution Date

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 12
SERVICER RPT DATE: 11-Sep-02                                 BEGINNING: 1-Aug-02
DISTRIBUTION DATE: 16-Sep-02                                   ENDING: 31-Aug-02
--------------------------------------------------------------------------------

                  Note Interest               Note Interest                Change in Note
               Carryover Shortfall         Carryover Shortfall      Interest Carryover Shortfall
------------------------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                          $0.00
CLASS A-2             $0.00                      $0.00                          $0.00
CLASS A-3             $0.00                      $0.00                          $0.00
CLASS A-4             $0.00                      $0.00                          $0.00
------------------------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                          $0.00

  XV. Delinquency Ratio

         A. Delinquency Statistics

                                                                                                  0

   Days               Outstanding     Past Due
Delinquent   Units     Principal       Amount
-----------------------------------------------
 31- 60        923   10,802,541.02   676,839.60
 61- 90        222    2,542,700.05   228,057.49
 91- 120        40      472,644.86    55,201.09
  121+           0              --           --
-----------------------------------------------
  TOTAL      1,185   13,817,885.93   960,098.18

         B. Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 days   $ 13,817,885.93
               (2) Pool Principal Balance Beginning of Collection Period               $536,024,603.53
               (3) Delinquency Percentage (Line 1/Line 2)                                         2.58%

 XVI. Principal Balance of repossessed Financed Vehicles in inventory   Units     Principal
                                                                        -----   -------------
                                                                          --    $        0.00

XVII. Liquidation Proceeds received from Defaulted Contracts                    $1,116,620.08

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 12
SERVICER RPT DATE: 11-Sep-02                                  BEGINNING 1-Aug-02
DISTRIBUTION DATE: 16-Sep-02                                    ENDING 31-Aug-02
--------------------------------------------------------------------------------

   I. POOL BALANCE CALCULATION:

   A. Original Pool Balance                                                                                  858,585,858.59

   B. Beginning of Period Outstanding Pool Balance                                                           536,024,603.53

      Subsequent Contracts Transferred                                                                                   --

   C. Monthly Principal Amounts

      (1) Monthly Scheduled Payments                                                                          12,980,863.99
      (2) Full Prepayments (excluding Purchased Receivables)                                                   9,868,036.42
      (3) Defaulted Contracts
             during period                                                                                     2,132,815.40
      (4) Receivables becoming Purchased Receivables
             during period                                                                                               --
      (5) Other Receivables adjustments - including prefunding final amount                                       (6,091.04)

      Total Monthly Principal Amounts                                                                         24,975,624.77

   D. Total Monthly Payments allocable to Interest                                                             5,031,985.97

   E. End of period Outstanding Pool Balance                                                                 511,048,978.76

   F. Pool Factor                                                                                                  0.595222

  II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                                Class A-1     Class A-2       Class A-3        Class A-4
                                                                -----------------------------------------------------------
A. Beginning of period Outstanding Principal Balance               --       97,438,750.22   267,000,000.00   163,000,000.00

B. Noteholders' Principal Distributable Amount (*)                 --       24,975,624.77             0.00             0.00
C. Noteholders' Interest Distributable Amount                      --          246,032.84       836,600.00       586,800.00
                                                                -----------------------------------------------------------
D. Note Distributable Amount                                       --       25,221,657.61       836,600.00       586,800.00
E. Note Principal Carryover Shortfall                               0                   0                0                0
F. Note Interest Carryover Shortfall                                0                   0                0                0
                                                                    0                   0                0                0

H. End of period Outstanding Principal Balance                     --       72,463,125.45   267,000,000.00   163,000,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

         A. Available Funds in Collection Account:

               (1) Monthly Scheduled Payments on Receivables
                      during period  (including partial prepays)
                   (a) Principal                                                                              12,980,863.99
                   (b) Interest                                                                                4,948,925.96
               (2) Full Prepayments collected during period
                   (a) Principal                                                                               9,653,806.08
                   (b) Interest                                                                                   80,738.28
               (3) Net Liquidation Proceeds collected
                      during period                                                                        $   1,116,620.08
               (4) Net Insurance Proceeds collected
                      during period

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 12
SERVICER RPT DATE: 11-Sep-02                                  BEGINNING 1-Aug-02
DISTRIBUTION DATE: 16-Sep-02                                    ENDING 31-Aug-02
--------------------------------------------------------------------------------

                   (a) Principal                                                                                 214,230.34
                   (b) Interest                                                                                    2,321.73
               (5) Purchase Amounts deposited in Collection
                      Account                                                                                             0
               (6) Investment Earnings - Collection Account                                                $      37,292.72
               (8) Deposit from Capitalized investment income                                              $             --
               (9) Deposit from Prefunding investment income                                               $             --
               Total Available Funds in Collection Account                                                    29,034,799.18

         B. Available Funds in Payment Account:
               (1) Available Funds transferred from Collection Account                                     $  29,034,799.18
               (2) Amount withdrawn from Spread Account and deposited to Payment Account                   $             --
               (3) Insured Payment deposited to Payment Account                                            $             --

               Total Available Funds in Payment Account                                                    $  29,034,799.18

         C. Distributions from Payment Account:
               (1) Monthly Servicing Fee                                                                   $     567,151.39
               (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                               0
               (3) Owner Trustee Fees (if paid from Available Funds)                                                      0
               (4) Indenture Trustee Fees (if paid from Available Funds)                                                  0
               (5) Insurance Premium                                                                              62,808.00
               (6) Note Interest Distributable Amount
                      (a) Class A - 1                                                                                    --
                      (b) Class A - 2                                                                            246,032.84
                      (c) Class A - 3                                                                            836,600.00
                      (d) Class A - 4                                                                            586,800.00
               (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                      (a) Class A - 1                                                                                     0
                      (b) Class A - 2                                                                                     0
                      (c) Class A - 3                                                                                     0
                      (d) Class A - 4                                                                                     0
               (8) Note Principal Distributable Amount
                      (a) Class A - 1                                                                                    --
                      (b) Class A - 2                                                                         24,975,624.77
                      (c) Class A - 3                                                                                    --
                      (d) Class A - 4                                                                                    --
               (9) Reimbursement Amounts Owing to Insurer                                                                 0
               (10) Spread Account Deposit (to increase to Required Amount)                                    1,759,782.18
               (11) Indenture or Owner Trustee Fees (not paid under C)                                                    0
               (12) Re-Liening Expenses                                                                                   0
                  (To the extent not paid by Servicer)
               (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                   0
               (14) After Servicer Default, remaining Available Funds deposited                                           0
                    in Note Distribution Account

               Total Distributions                                                                            29,034,799.18

                                                                                                                         --
   D. Excess Available Funds (or shortfall)
                                                                                                                          0
   E. Remaining Available Funds to holder of Residual Interest Certificate

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 12
SERVICER RPT DATE: 11-Sep-02                                  BEGINNING 1-Aug-02
DISTRIBUTION DATE: 16-Sep-02                                    ENDING 31-Aug-02
--------------------------------------------------------------------------------

  IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

         A. Available Funds Transferred from Collection Account to Payment Account                         $  29,034,799.18
         B. Distributions required under 4.03 (a)(i) through (vii)                                         $  27,275,017.00
         C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                             $             --
         D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                0

   V. SPREAD ACCOUNT BALANCE

         A. Spr(1) Beginning Spread Account Balance                                                        $  10,720,492.07
               (2) Required Deposit from Subsequent Transfers                                              $             --
               (3) Investment Income Deposited to Spread Account                                           $      14,693.81
               (4) Withdrawal to make required payments under 4.03                                         $             --
               (5) Withdrawal to reimburse Preference Amounts (to Insurer)                                                0
               (6-a) Deposit to Spread Account after Disbursements                                         $   1,759,782.18
               (7) Spread Account Balance after Deposit/Disbursments                                       $  12,494,968.06

         B. Spread Account Required Amount                                                                 $  10,220,979.58

               (1) 2.0% of Pool Balance                                                                    $  10,220,979.58
               But in no event less than the lesser of (a) or (b)
                      (a) .5% of Original Pool Balance                                                     $   4,292,929.29
                      (b) Outstanding Principal Amount of All Notes                                        $ 502,463,125.45

         C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                             0

         D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                     $   2,273,988.48

  VI. PREFUNDING ACCOUNT BALANCE
               (1) Beginning Prefunding Account Balance                                                    $             --
               (2) Investment Income Deposited to Prefunding Account                                       $             --
               (3) Investment Income to be transferred to Collection account (includes Sept-01 income)     $             --
               (4) Withdrawal to Servicer due to Subsequent Contracts Transfer                             $             --
               (5) Withdrawal to Spread Account due to Subsequent Contracts Transfer                       $             --
               (6) Withdrawal to paydown noteholders principal                                             $             --
                                                                                                           ----------------
               (7) Prefunding Account Balance after Deposit/Disbursments                                   $             --

 VII. CAPITALIZED INTEREST ACCOUNT BALANCE
               (1) Beginning Capitalized Interest Account Balance                                          $             --
               (2) Investment Income Deposited to Capitalized Interest Account                             $             --
               (3) Investment Income to be transferred to Collection account (includes Sept-01 income)     $             --
               (4) Withdrawal to Collection Account for distribution                                       $             --
                                                                                                           ----------------
               (5) Capitalized Interest  Account Balance after Deposit/Disbursments                        $             --

VIII. INSURED PAYMENTS

         A. Available Funds Transferred from Collection Account to Payment Account                         $  29,034,799.18
         B. Available Funds Transferred from Spread Account to Payment Account                             $              0
         C. Note Interest Distributable Amount                                                                 1,669,432.84
         D. Guaranteed Note Principal Amount                                                               $              0
         E. Deficiency Amount                                                                              $              0
            (Min:(Lines A+B-C-D) and $0.00)                                                                $              0
         F. Preference Amount                                                                              $              0
         G. Insured Payment (lines E+F)                                                                    $              0

                  Note Principal             Note Interest
               Carryover Shortfall        Carryover Shortfall                Total
-----------------------------------------------------------------------------------------------
CLASS A-1            $0.00                       $0.00                       $0.00
CLASS A-2            $0.00                       $0.00                       $0.00

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 12
SERVICER RPT DATE 11-Sep-02                                   BEGINNING 1-Aug-02
DISTRIBUTION DATE: 16-Sep-02                                    ENDING 31-Aug-02
--------------------------------------------------------------------------------
CLASS A-3            $0.00                       $0.00                       $0.00
CLASS A-4            $0.00                       $0.00                       $0.00
-----------------------------------------------------------------------------------------------
  TOTAL              $0.00                       $0.00                       $0.00

            Current Distribution Date   Prior Distribution Date
                 Note Principal              Note Principal              Change in Note
              Carryover Shortfall         Carryover Shortfall     Principal Carryover Shortfall
-----------------------------------------------------------------------------------------------
CLASS A-1            $0.00                       $0.00                       $0.00
CLASS A-2            $0.00                       $0.00                       $0.00
CLASS A-3            $0.00                       $0.00                       $0.00
CLASS A-4            $0.00                       $0.00                       $0.00
----------------------------------------------------------------------------------------------
  TOTAL              $0.00                       $0.00                       $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Interest              Note Interest               Change in Note
              Carryover Shortfall         Carryover Shortfall     Interest Carryover Shortfall
----------------------------------------------------------------------------------------------
CLASS A-1             $0.00                       $0.00                      $0.00
CLASS A-2             $0.00                       $0.00                      $0.00
CLASS A-3             $0.00                       $0.00                      $0.00
CLASS A-4             $0.00                       $0.00                      $0.00
----------------------------------------------------------------------------------------------
  TOTAL               $0.00                       $0.00                      $0.00

  IX. CUMULATIVE NET INSURANCE PROCEEDS                                                                    $   4,239,286.63

   X. DELINQUENCY RATIO

         A. Delinquency Statistics

   Days               Outstanding        Past Due
Delinquent   Units     Principal          Amount
---------------------------------------------------
31- 60         923    $10,802,541.02   $ 676,839.60
61- 90         222    $ 2,542,700.05   $ 228,057.49
91- 120         40    $   472,644.86   $  55,201.09
 121+            0    $           --   $         --
---------------------------------------------------
TOTAL        1,185     13,817,885.93     960,098.18

         B. Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 days                       $  13,817,885.93
               (2) Pool Principal Balance Beginning of Collection Period                                   $ 536,024,603.53
               (3) Delinquency Percentage (Line 1/Line 2)                                                              2.58%

 XII. CUMULATIVE NET LOSS RATIO
                 (1) Principal Balance of Defaulted Contracts in current Collection Period                 $   2,132,815.40
                 (2) Cumulative Defaulted Contracts Including
                     Defaulted Contracts in current Collection Period                                      $  22,348,731.26
                 (3) Net Liquidation Proceeds collected during current Collection Period                   $   1,116,620.08
                 (4) Cumulative Net Liquidation Proceeds Including
                     Net Liquidation Proceeds in current Collection Period                                 $   9,985,303.77
                 (5) Original Pool Balance                                                                 $ 858,585,858.59
                 (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                            1.440%

XIII. REPOSSESSED INVENTORY

                                                                                                   Units      Principal
                                                                                                   ------------------------
                  A. Principal Balance of repossessed Financed Vehicles (beg.)                       --                   0
                  B. Repossessed Financed Vehicles (Principal)                                             $   2,021,136.30
                  C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                $   1,116,620.08
                  D. Realized losses on sale of repossessed Financed Vehicles (Principal)                  $     904,516.22
                                                                                                   ------------------------
                  E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)              0    $             --

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2001-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of September 28, 2001 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2001-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11TH day of September, 2002


                                        /s/ David M. Jett
                                        ----------------------------------------
                                        Name:  David M. Jett
                                        Title: Vice President - Finance, ANFS